Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

FMI MUTUAL FUNDS, INC.

Supplement dated October 28, 2004 to
the Prospectus dated October 9, 2004

        On October 22, 2004, FMI Sasco Contrarian Value Fund was reorganized into Phoenix Mid-Cap Value Fund, a newly created series of Phoenix-Aberdeen Worldwide Opportunities Fund. As a result of this reorganization, FMI Sasco Contrarian Value Fund is no longer a series of FMI Mutual Funds, Inc. FMI Mutual Funds, Inc. currently consists of the following series: FMI Provident Trust Strategy Fund; FMI Winslow Growth Fund; FMI Knappenberger Partners Emerging Growth Fund; and FMI Woodland Small Capitalization Value Fund.

        Effective as of October 23, 2004, all references to FMI Sasco Contrarian Value Fund in the Prospectus are hereby deleted.

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        Shareholders who have questions concerning FMI Mutual Funds, Inc. or any of its series should call 1-800-811-5311 or write to FMI Mutual Funds, Inc. at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.